SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

MEMSIC, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear MEMSIC Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders, which will be held on September 30, 2009, at 10:00 a.m., at the offices of Foley Hoag LLP, Bay Colony Corporate Center, 1000 Winter Street, Suite 4000, Waltham, Massachusetts 02451. The notice of meeting and proxy statement that follow describe the business to be conducted at that meeting.

Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy ballot in the envelope provided.

Thank you for your cooperation, continued support and interest in MEMSIC, Inc.

For the Board of Directors,

Yang Zhao, Ph.D.

President and Chief Executive Officer

MEMSIC, INC.

One Tech Drive, Suite 325,

Andover, Massachusetts 01810

(978) 738-0900

NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 30, 2009

To the Stockholders of MEMSIC, Inc.:

Notice is hereby given that a Special Meeting in Lieu of the Annual Meeting of Stockholders (the “Annual Meeting”) of MEMSIC, Inc., a Delaware corporation (“MEMSIC” or the “Company”), will be held at 10:00 a.m., local time, on September 30, 2009, at the offices of Foley Hoag LLP, Bay Colony Corporate Center, 1000 Winter Street, Suite 4000, Waltham, Massachusetts 02451, to consider and act upon the following proposals:

1.	To elect two members to the board of directors to serve for three-year terms as Class II directors;

2.	To approve an amendment to the Company’s Certificate of Incorporation to reduce the Company’s authorized capital stock from 110,000,000 shares, divided into 100,000,000 shares of common stock and 10,000,000 shares of preferred stock, to 50,000,000 shares of capital stock, divided into 45,000,000 shares of common stock and 5,000,000 shares of preferred stock;

3.	To ratify the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2009; and

4.	To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

The board of directors has fixed the close of business on August 20, 2009 as the record date for the determination of the MEMSIC stockholders entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting

in Lieu of Annual Meeting of Stockholders to be Held on September 30, 2009

Pursuant to rules promulgated by the Securities and Exchange Commission, or the SEC, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a notice of annual meeting, proxy card and our 2008 Annual Report, and by notifying you of the availability of our proxy materials on the Internet. The notice of annual meeting, proxy statement, proxy card and 2008 Annual Report are available at http://investor.memsic.com/annualmeeting.cfm. In accordance with the new SEC rules, the materials on the site are searchable, readable and printable and the site does not have “cookies” or other tracking devices that identify visitors.

All stockholders are cordially invited to attend the Annual Meeting in person. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the Annual Meeting. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

Properly executed proxies will be voted in accordance with the specifications on the proxy card. A list of stockholders entitled to vote will be available for inspection at the offices of the Company, located at One Tech Drive, Suite 325, Andover, Massachusetts 01810, for a period of ten (10) days prior to the Annual Meeting. Executed proxies with no instructions indicated thereon will be voted FOR the election of the two nominees for director, FOR the amendment to the Company’s Certificate of Incorporation, and FOR ratification of the selection of Ernst & Young LLP as our independent auditors.

By Order of the Board of Directors,

Robert L. Birnbaum

Secretary

Andover, Massachusetts

September 2, 2009

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

MEMSIC, INC.

One Tech Drive, Suite 325,

Andover, Massachusetts 01810

(978) 738-0900

PROXY STATEMENT

2009 ANNUAL MEETING OF STOCKHOLDERS

To Be Held September 30, 2009

i

ii

MEMSIC, INC.

One Tech Drive, Suite 325,

Andover, Massachusetts 01810

(978) 738-0900

PROXY STATEMENT

2009 ANNUAL MEETING OF STOCKHOLDERS

To Be Held September 30, 2009

INFORMATION ABOUT THE MEETING

The Meeting

This Proxy Statement is being furnished in connection with the solicitation of proxies by the board of directors of MEMSIC, Inc., a Delaware corporation (“MEMSIC” or the “Company”), for use at the Company’s Special Meeting in Lieu of Annual Meeting of Stockholders to be held on Wednesday, September 30, 2009 (the “Annual Meeting”) at 10:00 a.m., local time, at the offices of Foley Hoag LLP, Bay Colony Corporate Center, 1000 Winter Street, Suite 4000, Waltham, Massachusetts 02451 or at any postponements or adjournments thereof. The purpose of the Annual Meeting is to consider and act upon the following proposals:

1.	To elect two members to our board of directors to serve for three-year terms as Class II directors;

2.	To approve an amendment to the Company’s Certificate of Incorporation to reduce the Company’s authorized capital stock from 110,000,000 shares, divided into 100,000,000 shares of common stock and 10,000,000 shares of preferred stock, to 50,000,000 shares of capital stock, divided into 45,000,000 shares of common stock and 5,000,000 shares of preferred stock;

3.	To ratify the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2009; and

4.	To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

This Proxy Statement and the enclosed proxy card, as well as our 2008 Annual Report containing financial statements and management’s discussion and analysis of financial condition and results of operations for the twelve months ended December 31, 2008, will be mailed to stockholders on or about September 2, 2009.

How to Vote

Only stockholders of record at the close of business on August 20, 2009 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. As of the Record Date, an aggregate of 23,755,675 shares of common stock, $0.00001 par value per share, of the Company were issued and outstanding and held by approximately 35 holders of record. The holders of Common Stock are entitled to one vote per share on any proposal presented at the Annual Meeting. Stockholders may vote in person or by proxy. Execution of a proxy will not affect a stockholder’s right to attend the Annual Meeting and vote in person. Any proxy may be revoked by the person giving it at any time before its exercise by (1) filing with the Secretary of the Company, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (2) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company before the taking of the vote at the Annual Meeting, or (3) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to MEMSIC, Inc., One Tech Drive, Suite 325, Andover, Massachusetts 01810, Attention: Corporate Secretary, at or before the taking of the vote at the Annual Meeting.

Quorum and Tabulation of Votes

Our bylaws provide that the presence in person or representation by proxy of the holders of at least a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, then either the chairman of the meeting or the stockholders entitled to vote at the meeting may adjourn the meeting until a later time. Abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum. A broker “non-vote” occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker does not have discretionary voting power and has not received instructions from the beneficial owner. Under the rules that currently govern brokers and banks, the election of directors and the ratification of the appointment of independent registered public accounting firms are considered routine matters and brokers will have discretion to vote shares held in street name for their clients on those matters. The amendment of the Company’s Certificate of Incorporation is considered a non-routine matter and brokers do not have discretionary voting power.

The election of each nominee for election of director requires a plurality of the votes cast and, accordingly, the director nominees receiving the highest number of “FOR” votes at the meeting will be elected to serve as Class II directors. You may either vote “FOR” or “WITHHOLD” your vote for each director nominee. A properly executed proxy marked “WITHHOLD” with respect to the election of a director nominee will not be voted in favor of the election of that director nominee, although it will be counted for purposes of determining whether there is a quorum.

The approval of the amendment to our Certificate of Incorporation requires the affirmative vote of a majority of the shares of our common stock outstanding and entitled to vote at the meeting. You may vote either “FOR” or “AGAINST” approval of the amendment, or you may abstain. A properly executed proxy marked “ABSTAIN” with respect to approval of the amendment will have the effect of a vote against adoption of the proposal.

Stockholder ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009 is not required by law or by our governing instruments. However, our board of directors is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate governance and practice. Under our bylaws, the ratification of the appointment of Ernst & Young LLP requires a majority of the votes cast. You may vote either “FOR” or “AGAINST” ratification of the appointment, or you may abstain. A properly executed proxy marked “ABSTAIN” with respect to the ratification of the appointment will not be counted as a vote cast with respect to such ratification.

The only items of business that our board of directors intends to present at the meeting are set forth in this proxy statement. As of the date of this proxy statement, no stockholder has advised us of an intent to present any other matter, and we are not aware of any other matters to be presented at the meeting. If any other matter or matters are properly brought before the meeting, the person(s) named as your proxyholder(s) will have the discretion to vote your shares on those matters in accordance with their best judgment and as they deem advisable.

The vote on each matter submitted to stockholders is tabulated separately. Abstentions and broker “non-votes” are not counted as votes cast for the particular matter and, in the case of Proposal Three, have the effect of reducing the number of affirmative votes required to achieve a majority for that matter by reducing the total number of shares from which the majority is calculated.

The persons named as attorneys-in-fact in the proxies were selected by the board of directors and are officers of the Company. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted.

All shares represented by properly executed proxies will be voted in accordance with the stockholders’ instructions, and if no choice is specified, the shares represented by proxies will be voted in favor of the election of both director nominees, in favor of the amendment to our Certificate of Incorporation and in favor of the ratification of the selection of Ernst & Young LLP as our independent auditors.

Multiple Stockholders Sharing the Same Address

If you and other residents at your mailing address own shares of common stock through a broker or other nominee, you may have elected to receive only one copy of this proxy statement and our 2008 Annual Report. If you and other residents at your mailing address own shares of common stock in your own names, you may have received only one copy of this proxy statement and our 2008 Annual Report unless you provided our transfer agent with contrary instructions.

This practice, known as “householding,” is designed to reduce our printing and postage costs. We will promptly provide you with an additional copy of this proxy statement, enclosed proxy card and our 2008 Annual Report upon your written request to MEMSIC, Inc., One Tech Drive, Suite 325, Andover, Massachusetts 01810, Attention: Corporate Secretary. If you hold your shares through a broker or other nominee and wish to discontinue householding or to change your householding election, you may do so by calling (800) 542-1061 or writing to Broadridge Investor Communications, 51 Mercedes Way, Edgewood, New York 11717. If you hold shares in your own name and wish to discontinue householding or change your householding election, you may do so by calling (212) 936-5100 or writing to American Stock Transfer & Trust Company, 6201 15th Avenue, 2nd Floor, Brooklyn, New York 11219.

PROPOSAL ONE—ELECTION OF CLASS II DIRECTORS

Our board of directors has fixed the number of directors at seven pursuant to our bylaws. There currently is one vacancy on our board of directors. The term of office for each of Roger W. Blethen and Yang Zhao, Ph.D., our current Class II directors, expires on the date of the 2009 Annual Meeting. Our board of directors has nominated Messrs. Blethen and Zhao for re-election as Class II directors, in each case for a three-year term expiring at our annual meeting of stockholders in 2012. Our Class I and Class III directors will continue in office after the Annual Meeting.

Classes of the Board of Directors

Our board of directors is divided into three classes. Each of the directors serves a three-year term, with one class of directors being elected by our stockholders at each annual meeting. Currently, our directors are divided into Classes I, II and III as follows:

Name	Age	Term Expires	Position
CLASS I DIRECTORS
Lawrence A. Kaufman, Ph.D.(3)	67	2011	Director
David Yang(1)(2)	40	2011	Director

CLASS II DIRECTORS
Roger W. Blethen(2)	57	2009	Lead Director
Yang Zhao, Ph.D.	46	2009	President, Chief Executive Officer and Chairman of the Board of Directors

CLASS III DIRECTORS
Michael Tung(1)(3)	53	2010	Director
Paul M. Zavracky, Ph.D.(1)(2)(3)	60	2010	Director

(1)	Member of audit committee.
(2)	Member of compensation committee.
(3)	Member of nominating committee.

Director Nominees

At the Annual Meeting, two Class II directors will be elected to serve until the 2012 annual meeting and until such directors’ successors are duly elected and qualified, or until their earlier death, resignation, removal or disqualification. The board of directors has nominated Roger W. Blethen and Yang Zhao, Ph.D. for re-election as Class II directors. Both nominees have agreed to serve if elected, and we have no reason to believe that either will be unable to serve. In the event that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for such other nominee as is then designated by our board of directors.

Roger W. Blethen has served as a director since 2005. In March 2008, our Board of Directors designated Mr. Blethen as our lead director. In 2001, Mr. Blethen was appointed chairman of the board of LTX Corporation, a provider of semiconductor test solutions to major integrated-circuit manufacturers. Mr. Blethen served as the president and chief executive officer of LTX Corporation from 1994 to October 2005. Mr. Blethen serves as Chairman of Quebec-based Diablo Technologies Inc. Mr. Blethen currently serves Northeastern University on its Industrial Advisory Board to the Department of Electrical and Computer Engineering and as an advisor to its School for Technological Entrepreneurship. Mr. Blethen received his B.S. in Electrical Engineering from Northeastern University in 1974.

Yang Zhao, Ph.D. is our founder and has served as our President and Chief Executive Officer since our inception and as chairman of the Board of Directors since 2007. Dr. Zhao has over 17 years of experience in MEMS technology and related business development. Prior to founding our company in 1999, Dr. Zhao served in various management positions at Analog Devices, Inc. for seven years, where he was instrumental in developing ADI’s potential MEMS product line and forming industry-wide strategic relationships. Dr. Zhao is well-recognized in the field of MEMS technology. He has been named as an inventor on 11 U.S. patents in IC circuit, processing, packaging and MEMS technology. Dr. Zhao holds a B.S. degree in physics from Peking University, as well as a master’s degree and a Ph.D. in electrical engineering from Princeton University where he studied under Professor Daniel Tsui, who won the 1998 Nobel Prize in physics. He is currently the vice chairman of the board at the School of Engineering of Peking University.

Directors Whose Terms Extend Beyond the 2009 Annual Meeting

Lawrence A. Kaufman, Ph.D. has served as a director since 2008. Mr. Kaufman has been the president and chief executive officer of Lightwave Power Inc., a provider of photovoltaic products for solar energy, since May 2008. From 2006 to 2007, Dr. Kaufman was a partner in The GulfStream Group. Prior to joining The GulfStream Group, Dr. Kaufman founded Sionex Corporation, a venture-backed company that develops miniature chemical sensors, and served as its president and chief executive officer from 2000 to 2003 and as Executive Vice President from 2003 to 2005. Dr. Kaufman currently serves as a director of Sionex Corporation and is a partner in The Pinnacle Acquisition Group. Dr. Kaufman was a director of Optical Tape Systems, Inc., from 2005 to 2007, and a director of The MicroOptical Corporation, from 2002 to 2006. Dr. Kaufman received a Bachelor of Science degree in Physics from Rensselaer Polytechnic Institute and a Ph.D. in Solid State Physics from Tufts University.

David Yang has served as a director since 2007. Mr. Yang is a partner of The CID Group and joined The CID Group as one of the founding employees in 1998. Prior to founding The CID Group, Mr. Yang co-founded an incubator firm, Future Technology Consulting, Inc. to provide legal and advisory work to technology start-up companies in Taiwan. From 1994 to 1997, he served as a lawyer for Tsar and Tsai Law Firm and Jones Day. Mr. Yang has previously served as director or observer for Techwell, Inc., Advanced Analogic Technologies, Inc. and Young Fast Optoelectronic Co., Ltd. Mr. Yang received a J.D. degree from Cornell University in 1993 and a B.A. degree in Asian Studies from the University of Michigan, Ann Arbor in 1990.

Michael Tung has served as a director since 2004. Mr. Tung joined InveStar Capital Inc. as chief financial officer and Managing Partner in 2002 and is responsible for managing its investment portfolio companies in both Taiwan and U.S. Mr. Tung also serves as Managing Partner to manage the Silicon Valley office. Mr. Tung has over 20 years of experience in finance, taxation, accounting and general management. He served as chief financial officer for more than 10 years in various organizations, including Acer America Corp., Foxconn Corporation and Fibera Inc. (a start-up company). Mr. Tung worked as Senior Audit Manager of KPMG for 10 years. Mr. Tung received a B.S. degree in Accounting from Tam Kay University.

Paul M. Zavracky, Ph.D. has served as a director since 1999. Dr. Zavracky’s more than 30 years of business experience includes research at MIT Lincoln Laboratory, teaching at a major university, and management of successful venture funded companies. Since 2006 he has served Northeastern University as the Dean of the School of Technological Entrepreneurship. From 1998 to 2006, he was the president and chief operating officer of The MicroOptical Corporation, a start-up company he co-founded. Between 1991 and 1998, he was a tenured professor of electrical engineering at Northeastern University. Before joining Northeastern University, Dr. Zavracky was the chief operating officer of Kopin Corporation, a venture backed company that he and a small group of colleagues from the Massachusetts Institute of Technology’s Lincoln Labs started. He led the effort in establishing Kopin’s SOI materials capability as an enabling technology for liquid crystal microdisplays. Dr. Zavracky spent five years at The Foxboro Company as principal scientist and technical group leader establishing a MEMS program beginning in 1980. Dr. Zavracky also spent five years at Coulter Corporation managing the government system group working on electrophotographic film and five years at MIT Lincoln Laboratory where he was involved in the development of materials for solar energy applications. He obtained his Ph.D. in Physics at Tufts University. He holds Bachelors and Master’s degrees in Physics from Northeastern University. He has more than 100 publications and 67 issued patents.

Chairman of the Board and Lead Director

Yang Zhao, Ph.D., our president and chief executive officer, is also the chairman of our board of directors. In that capacity, he presides over all meetings of the board. In March 2008, our board of directors established the additional position of lead director and appointed Roger Blethen to serve in that position. Our lead director is a non-employee director whose responsibilities are to:

•	preside over board meetings in the absence of the chairman and lead “executive sessions” of the board (i.e., sessions without management present);

•	consult with other directors concerning corporate governance matters and identification of issues for board meeting discussions and set the board meeting agenda in consultation with the chairman;

•	advise the chief executive officer on organizational development, business strategy and corporate governance; and

•	advise the chief executive officer and chief financial officer on appropriate communications policies and procedures.

Director Independence

A majority of our directors are independent within the meaning of the applicable rules of the SEC and The Nasdaq Stock Market, LLC. Specifically, our board of directors has determined that each of Messrs. Blethen, Kaufman, Tung, Yang and Zavracky is an independent director.

Each executive officer serves at the discretion of the board of directors and holds office until his or her successor is elected and qualified or until his or her earlier resignation or removal. There are no family relationships among any of our directors and executive officers.

Committees of the Board of Directors

Our board of directors has established an audit committee, a compensation committee and a nominating committee, which are the only standing committees of the board of directors.

Audit committee. Our audit committee consists of Messrs. Tung, Yang and Zavracky, with Mr. Tung serving as chair. Our audit committee oversees our corporate accounting and financial reporting process and internal controls over financial reporting. Our audit committee evaluates the qualifications, independence and performance of our independent registered public accounting firm, Ernst & Young LLP; engages and determines the compensation of the independent auditor; approves the retention of the independent auditor to perform any proposed permissible non-audit services; reviews our financial disclosures, including our critical accounting policies and internal controls over financial reporting; prepares an annual report to our stockholders for inclusion in our proxy statement; reviews and approves in advance any proposed related party transactions; and discusses with management and the independent auditor the results of the annual audit and our financial statements. We believe that our audit committee members meet the requirements for independence and financial literacy under the current requirements of the Sarbanes-Oxley Act of 2002, The Nasdaq Global Market and SEC rules and regulations. In addition, the board of directors has determined that Mr. Tung is qualified as an “audit committee financial expert” within the meaning of the SEC rules and regulations.

Compensation committee. Our compensation committee consists of Messrs. Blethen, Yang and Zavracky, with Mr. Blethen serving as chair. Our compensation committee administers our stock option plans and employee stock purchase plans; recommends to our board of directors the compensation of our executive officers; prepares a report of the committee required by the rules of the SEC to be included in our proxy statement; recommends to our board of directors any performance-based awards to be granted to any of our executive officers or other employees; recommends to our board of directors the terms and conditions of any employment agreement and any arrangements regarding severance or change of control payments with any of our executive officers; recommends to our board of directors, and reviews periodically, the compensation of our directors, recommends to our board of directors, and reviews periodically, the composition of our plans and programs for employee compensation. We believe that each member of our compensation committee meets the requirements for independence under the rules of The Nasdaq Global Market.

Nominating committee. Our nominating committee currently consists of Messrs. Kaufman, Tung and Zavracky, with Dr. Zavracky serving as chair. Our nominating committee identifies individuals qualified to become members of the board and recommends to our board of directors nominees for election as directors. We believe that Messrs. Tung and Zavracky meet the independence requirements under the rules of The Nasdaq Global Market.

2008 Director Compensation

Historically, we have not provided cash compensation to directors for their services as directors or members of committees of our board of directors, nor have we compensated our directors who are affiliated with venture capital firms that are significant stockholders of the Company for their services as directors. Messrs. Blethen and Zavracky received compensation in the form of non-qualified stock options. We reimbursed directors for their reasonable expenses incurred in attending meetings of our board of directors and of committees of our board of directors.

In February 2008, our board of directors adopted a new policy for compensation of our non-employee directors, under which they receive cash retainers (payable quarterly in arrears), per meeting fees and annual stock option awards, as follows:

•	each non-employee director receives a cash retainer in the amount of $20,000 per year;

•

our lead director and chairpersons of our standing committees receive additional annual cash retainers, as follows: lead director, $20,000; audit committee chair, $10,000; compensation committee chair, $7,500; and nominating committee chair, $5,000;

•

each incumbent non-employee director receives annually a non-qualified stock option to purchase 12,000 shares of our common stock, and any newly elected non-employee director will receive upon such election a non-qualified stock option to purchase 20,000 shares of our common stock; and

•

our non-employee directors also receive cash fees for each meeting of the board of directors or of any committee of which they are members that they attend, as follows: all non-employee directors, $2,500 per board meeting; audit committee chair, up to $1,500 per audit committee meeting; compensation committee chair, $2,500 per compensation committee meeting; and other members of our standing committees, $1,000 per committee meeting.

The following table details the compensation paid to our directors, other than Dr. Zhao, during the year ended December 31, 2008.

	Fees earned or paid in cash(1)	Option Awards(2)	Total
Roger W. Blethen(3)(4)	$70,000	$11,834	$81,834
Lawrence A. Kaufman(5)	$—	$—	$—
Michael Tung(3)	$50,000	$11,834	$61,834
David Yang(3)	$43,000	$11,834	$54,834
Paul M. Zavracky(3)(6)	$47,000	$11,834	$58,834

(1)	Amounts shown reflect fees earned in calendar year 2008 and do not include fees paid in 2008 for services provided in calendar year 2007.
(2)

Amounts shown do not reflect compensation actually received. The amounts shown are compiled on the same basis as that used in determining the expense recognized in our 2008 consolidated financial statements in accordance with SFAS 123(R), except that we have disregarded any estimate of future forfeitures related to service-based vesting conditions with respect to such option awards. The other assumptions used to calculate the expense amounts shown for stock options in 2008 are described in Note 10 to the consolidated financial statements in our Annual Report on Form 10-K.

(3)

On March 12, 2008, we granted each of Messrs. Blethen, Tung, Yang and Zavracky a non-qualified stock option to purchase 12,000 shares of our common stock at an exercise price of $6.40 per share, vesting in equal installments on each of the first three anniversaries of the date of grant.

(4)

Mr. Blethen was granted a stock option of 75,000 shares of our common stock on April 28, 2005 at an exercise price of $0.30 per share, vesting in four equal installments over four years. As of December 31, 2008, 56,250 options were vested and 87,000 options remained outstanding (including vested and unvested options).

(5)

On January 21, 2009, we granted Dr. Kaufman a non-qualified stock option to purchase 20,000 shares of our common at an exercise price of $1.64 per share, vesting in equal installments on each of the first three anniversaries of the date of grant.

(6)

Dr. Zavracky was granted stock options to purchase 36,000 shares of our common stock on March 30, 2000 at an exercise price of $1.00 per share, 30,000 shares on February 12, 2004 at an exercise price of $0.30 per share and 45,000 shares on April 28, 2005 at an exercise price of $0.30 per share, in each case vesting in four equal installments over four years. As of December 31, 2008, 99,750 options were vested and 123,000 options remained outstanding (including vested and unvested options).

Meetings of the Board of Directors

Our board of directors met in person or by telephone 12 times during the year ended December 31, 2008. All of our directors attended at least 75% of the aggregate of the total number of meetings of the board of directors and meetings held by all committees of the board on which they served in 2008.

Policy Regarding Board Attendance

Our directors are expected to attend meetings of the board of directors and meetings of committees on which they serve. Our directors are expected to spend the time needed at each meeting and to meet as frequently as necessary to properly discharge their responsibilities. We encourage members of our board of directors to attend annual meetings of stockholders, but we do not have a formal policy requiring them to do so.

Director Candidates and Selection Process

Our nominating committee is responsible for identifying and reviewing candidates to fill open positions on the board of directors, including positions arising as a result of the expiration of the term, removal, resignation or retirement of any director, an increase in the size of the board or otherwise, and recommending to our full board candidates for nomination for election to the board. In recommending new directors, the committee will consider any requirements of applicable law or listing standards, a candidate’s strength of character, judgment, business experience and specific area of expertise, factors relating to the composition of the board (including its size and structure), principles of diversity, and such other factors as the committee deems to be appropriate.

The committee is responsible for reviewing from time to time the appropriate skills and characteristics required of board members in the context of the current make-up of the board, including such factors as business experience, diversity, and personal skills in technology, finance, marketing, sales, financial reporting and other areas that contribute to an effective board.

Stockholders may recommend individuals to the nominating committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least a year as of the date such recommendation is made, to our nominating committee, c/o Corporate Secretary, MEMSIC, Inc., One Tech Drive, Suite 325, Andover, Massachusetts 01810. Assuming that appropriate biographical and background material has been provided on a timely basis, the nominating committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If the board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual meeting. Any recommendation of a potential director nominee should also include a statement signed by the proposed nominee expressing a willingness to serve on our board if elected. As part of this responsibility, the committee will be responsible for conducting, subject to applicable law, any and all inquiries into the background and qualifications of any candidate for the board and such candidate’s compliance with the independence and other qualification requirements established by the committee or imposed by applicable law or listing standards.

Stockholder Communications with the Board

Stockholders wishing to communicate with our board should send correspondence to the attention of the Chairman of the Board of Directors, c/o Corporate Secretary, MEMSIC, Inc., One Tech Drive, Suite 325, Andover, Massachusetts 01810, and should include with the correspondence evidence that the sender of the communication is one of our stockholders. Satisfactory evidence would include, for example, contemporaneous correspondence from a brokerage firm indicating the identity of the stockholder and the number of shares held. The Chairman will review all correspondence confirmed to be from stockholders and decide whether or not to forward the correspondence or a summary of the correspondence to the full board or a committee of the board, or if the Chairman determines in accordance with his best judgment that the matter can be addressed by management, then to the appropriate officer of the Company. The Chairman will review all stockholder correspondence, but the decision to relay that correspondence to the full board or a committee will rest entirely within his discretion. Our board believes that this process will suffice to handle the relatively low volume of communications we have historically received from our stockholders. If the volume of communications increases such that this process becomes burdensome to the Chairman, our board may elect to adopt more elaborate screening procedures.

Code of Conduct and Code of Ethics

Our board of directors has adopted a code of conduct, which establishes the standards of ethical conduct applicable to all of our directors, officers and employees. Our code of conduct addresses issues relating to, among other things, conflicts of interest, related party transactions, use of company funds and sensitive payments, corporate opportunities, internal controls over financial reporting, and confidential information. In addition, our board of directors has adopted a code of ethics applicable to our chief executive officer and chief financial officer. Our code of ethics sets guidelines for these individuals to implement policies and procedures to enhance disclosure and reporting at our company. Our code of conduct is publicly available on our website at http://www.memsic.com. Any waiver of our code of conduct or code of ethics with respect to our chief executive officer, chief financial officer, controller or persons performing similar functions may only be authorized by our audit committee and will be disclosed as required by applicable law.

Director and Officer Indemnification and Limitation on Liability

Our Certificate of Incorporation provides that, to the fullest extent permitted by the Delaware General Corporation Law and except as otherwise provided in our bylaws, none of our directors shall be liable to us or our stockholders for monetary damages for a breach of fiduciary duty. In addition, our Certificate of Incorporation provides for indemnification of any person who was or is made, or threatened to be made, a party to any action, suit or other proceeding, whether criminal, civil, administrative or investigative, because of his or her status as a director or officer of our company, or service as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise at our request to the fullest extent authorized under the Delaware General Corporation Law against all expenses, liabilities and losses reasonably incurred by such person, if (i) he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, our best interests, and (ii) with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful. Furthermore, we maintain directors’ and officers’ liability insurance which covers certain liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers, including liabilities under the Securities Act of 1933, as amended.

Board of Directors’ Recommendation

Our Board of Directors recommends that you vote FOR the election of Roger W. Blethen and Yang Zhao, Ph.D. as our Class II directors.

PROPOSAL TWO—AMENDMENT TO CERTIFICATE OF INCORPORATION

Description of the Amendment

Stockholders are being asked to approve a proposed amendment to the first paragraph of Article FOURTH of our Certificate of Incorporation to decrease the number of authorized shares of capital stock from a total of 110,000,000 shares, divided into 100,000,000 shares of common stock and 10,000,000 shares of preferred stock, to a total of 50,000,000 shares, divided into 45,000,000 shares of common stock and 5,000,000 shares of preferred stock. The board of directors has adopted a resolution setting forth the proposed amendment, declaring its advisability and directing that the proposed amendment be submitted to our stockholders for their consideration and approval at the Annual Meeting. The text of the proposed amendment is as follows:

RESOLVED, that it is advisable to amend the first paragraph of Article FOURTH of the Company’s Certificate of Incorporation to reduce the number of shares of capital stock that the Company is authorized to issue, from a total of 110 million shares divided into 100 million shares of common stock and 10 million shares of preferred stock, each with a par value of $.00001, to a total of 50 million shares divided into 45 million shares of common stock and 5 million shares of preferred stock, with no change in the par value of either, such that the first paragraph of Article FOURTH as so amended shall read as follows in its entirety:

FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 50,000,000, consisting of (i) 45,000,000 shares of Common Stock, $0.00001 par value per share (“Common Stock”), and (ii) 5,000,000 shares of Preferred Stock, $0.00001 par value per share (“Preferred Stock”).

and that the proposed amendment be submitted to the Company’s stockholders for their consideration at their 2009 annual meeting.

Purposes and Effects of the Proposed Amendment

The board of directors believes it is desirable to decrease the number of authorized shares of our capital stock in order to reduce the amount of the Delaware franchise tax payable by us, which is determined, in part, by the number of our authorized shares of capital stock. Based on current tax rates, the board of directors estimates that our Delaware franchise tax will be reduced by approximately $85,000 on an annual basis as a result of the amendment.

As of August 20, 2009, 23,755,675 shares of our common stock were outstanding and an additional 2,901,792 shares of common stock were reserved for issuance under our equity incentive plans. The board believes that 45,000,000 shares of authorized common stock will provide us sufficient flexibility with regard to future financing and acquisition transactions, employee benefit plans, and other general corporate purposes. If the board believes it to be in our best interest to issue shares of our authorized common stock in the future, the board will retain the authority to determine the terms of the issuance and would not seek further authorization by vote of the stockholders except as required by applicable law.

If the proposed amendment is approved by the stockholders at the Annual Meeting, we will cause a Certificate of Amendment to our Certificate of Incorporation to be filed with the Secretary of State of the State of Delaware. We expect that such filing would be made promptly following the Annual Meeting.

In order to pass, this proposal must receive the affirmative vote of a majority of the shares of our common stock outstanding and entitled to vote at the meeting.

Board of Directors’ Recommendation

Our board of directors recommends that you vote FOR the proposal to amend our Certificate of Incorporation.

PROPOSAL THREE—RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP currently serves as our independent registered public accounting firm and audited our consolidated financial statements for the year ended December 31, 2008. Our audit committee has appointed Ernst & Young LLP to serve as our independent registered public accounting firm for 2009 and to audit our consolidated financial statements for the year ending December 31, 2009.

Our audit committee is responsible for selecting and appointing our independent registered public accounting firm, and this appointment is not required to be ratified by our stockholders. However, our audit committee has recommended that the board of directors submit this matter to the stockholders as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the audit committee will reconsider whether to retain Ernst & Young LLP, and may retain that firm or another without re-submitting the matter to our stockholders. Even if the appointment is ratified, the audit committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our company and stockholders.

In order to pass, this proposal must receive a majority of the votes cast with respect to this matter.

Board of Directors’ Recommendation

Our board of directors recommends that you vote FOR the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2009.

EXECUTIVE OFFICERS AND COMPENSATION OF EXECUTIVE OFFICERS

Executive Officers

The following table sets forth information with respect to our executive officers as of August 20, 2009:

Name	Age	Position
Yang Zhao, Ph.D.	46	President and Chief Executive Officer
Patricia Niu	42	Chief Financial Officer
Mark S. Laich	47	Vice President of Worldwide Sales

Further information regarding Dr. Zhao is available in the section titled “Director Nominees.”

Patricia Niu has served as our Vice President of Finance since September 2006 and as our Chief Financial Officer since June 2008. Ms. Niu has over 14 years of experience in corporate finance and four years of experience in commercial banking. Prior to joining us in 2003, Ms. Niu served as the International Business Unit Controller at Key3Media Events, Inc. from 2001 to 2002 and Senior Financial Analyst and Audit Supervisor at Fesenius Medical Care, N.A. from 1995 to 2001. From 1989 through 1995, Ms. Niu served as a commercial lender at The Savings Bank in Wakefield, Massachusetts and the Bank of China, Head Office in Beijing, China. Ms. Niu received an M.B.A. from Northeastern University in Boston in 1994 and a B.A. from Beijing Foreign Studies University in China in 1989. She is also a certified public accountant.

Mark S. Laich has served as our Vice President of Worldwide Sales since October 2008. Mr. Laich has over 20 years experience in semiconductor sales and intellectual property licensing. From October 2004 to December 2007, Mr. Laich held various senior sales management positions with Potentia Semiconductor Corporation. From March 2001 to September 2004, Mr. Laich was director of sales at Azanda Network Devices, Inc. Mr. Laich received a Bachelor of Science in Electrical Engineering from Virginia Polytechnic Institute.

Executive Compensation

2008 Summary Compensation Table. The following table sets forth compensation information for our chief executive officer, our chief financial officer and our other executive officers in office at December 31, 2008, as well as our former chief financial officer, and the two former employees who would have been among our two most highly compensated executive officers in 2008 but who were no longer in office at December 31, 2008. These persons are referred to as our “named executive officers” elsewhere in this proxy statement. Except as provided below, none of our named executive officers received any other compensation required to be disclosed by law or in excess of $10,000 annually.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Option Awards(1)	All Other Compensation ($)		Total ($)
Yang Zhao, Ph.D.	2008	$250,000	$—		$15,071	$1,500	(2)	$266,571
President and Chief Executive Officer	2007	250,000	185,000		186,206	$66,782	(3)	687,988
Patricia Niu	2008	155,000	20,000	(4)	11,303	—		186,303
Chief Financial Officer	2007	123,692	65,000		39,012	—		227,704
Shang Hsiao(5)	2008	61,821	—		—	—		61,821
Former Chief Financial Officer	2007	72,115	50,000		144,001	—		266,116
Mark S. Laich(6)	2008	25,385	—		5,466	—		30,851
Vice President—Worldwide Sales
Patrick Chiumiento(7)	2008	190,000	—		10,647	—		200,647
Former Vice President—Marketing and Business Development	2007	162,692	30,000		59,842	—		252,535
Gary O’Brien, Ph.D. (8)	2008	180,000	—		22,607	—		202,607
Former Vice President—Engineering	2007	65,964	20,000		28,698	—		114,662

(1)

Amounts shown do not reflect compensation actually received by the named executive officer. The amounts shown are calculated on the same basis as that we used in determining the expense recognized in our 2008 and 2007 consolidated financial statements in accordance with SFAS 123(R), except that we have disregarded any estimate of future forfeitures related to service-based vesting conditions with respect to such option awards. Except for the forfeiture of stock options to purchase 157,500 shares of our common stock held by our former Vice President – Marketing and Business Development, Patrick Chiumiento, and 275,000 shares of our common stock held by our former Chief Financial Officer, Shang Hsiao, there were no actual forfeitures of stock options by any named executive officer in 2008. The other assumptions used to calculate the expense amounts shown for stock options granted in 2008 and 2007 are described in Note 10 to the consolidated financial statements in our Annual Report on Form 10-K. All options awards disclosed in this table vest as to 25% of the maximum number of shares issuable pursuant to such award on the first anniversary of the vesting start date, as set by our board of directors, and vest as to an additional 25% of the shares on each subsequent anniversary of the vesting start date, such that each option will be fully vested on the fourth anniversary of the vesting start date.

(2)	Dr. Zhao was awarded $1,500 in 2008 under our patent reward policy, as a result of the issuance and assignment to us of a patent on an invention made by Dr. Zhao.
(3)

Reflects the partial forgiveness of a stockholder loan and accrued interest and income tax gross-up. In March 2001, we extended a loan of $200,000 to Dr. Zhao for the purchase of 200,000 shares of our restricted stock. We forgave the principal amount of this loan in four annual installments of $50,000, the last of which occurred in June 2007. Accrued interest of $41,972 was also forgiven in June 2007.

(4)	The board approved a $20,000 bonus to Ms. Niu for her taking on the responsibility of serving as our Chief Financial Officer following the resignation of Shang Hsiao in June 2008.
(5)	Mr. Hsiao resigned as our Chief Financial Officer on June 16, 2008.
(6)	Mr. Laich became our Vice President—Worldwide Sales on October 30, 2008.
(7)	Mr. Chiumiento resigned as our Vice President—Marketing and Business Development on December 22, 2008.
(8)	Dr. O’Brien was terminated as our Vice President—Engineering on January 16, 2009.

Outstanding Equity Awards at December 31, 2008. The following table provides information concerning outstanding equity awards held by each of our named executive officers as of December 31, 2008.

	Option Awards
	Number of securities underlying unexercised options						Option exercise price ($)	Option expiration date
Name	(#) Exercisable		(#) Unexercisable(1)		(#) Unearned
Yang Zhao, Ph.D.	23,125	(2)	23,125	(2)	—		$0.30	01/01/2015
	62,500	(3)	187,500	(3)	—		11.70	10/03/2017
	—		—		250,000	(3)	11.70	10/03/2017
	—		100,000	(4)	—		2.53	08/08/2018
Patricia Niu	10,000	(5)	—		—		0.30	09/08/2014
	12,500	(6)	12,500	(6)	—		1.54	11/09/2016
	12,500	(7)	37,500	(7)	—		7.64	08/22/2017
	—		75,000	(8)	—		2.53	08/08/2018
Shang Hsiao	—		—		—		—	—
Mark S. Laich	—		120,000	(9)	—		1.80	10/28/2018
Patrick Chiumiento	27,500	(10)	—		—		1.54	02/05/2017
Gary O’Brien	13,750	(11)	41,250	(11)(13)	—		6.84	07/26/2017
	—		150,000	(12)(13)	—		2.53	08/08/2018

(1)

With the exception of Dr. Zhao’s option expiring on October 3, 2017, all options awards disclosed in this table vest as to 25% of the maximum number of shares issuable pursuant to such award on the first anniversary of the vesting start date, as set by our board of directors, and vest as to an additional 25% of the shares on each subsequent anniversary of the vesting start date, such that each option will be fully vested on the fourth anniversary of the vesting start date.

(2)	Granted pursuant to our 2000 Omnibus Stock Plan on February 10, 2005 with a vesting start date of January 1, 2005.
(3)

Granted on October 3, 2007. 250,000 shares were granted pursuant to our 2000 Omnibus Stock Plan and vest in equal installments over four years. The additional 250,000 shares were granted pursuant to our 2007 Stock Incentive Plan and vest according to the following performance-based criteria: (i) 62,500 shares vest on the day after any period of 12 rolling months in which we recognize at least $10.5 million in earnings before taxes, excluding amortization of intangible assets associated with future acquisitions; (ii) an additional 62,500 shares vest on the day after any period of 12 rolling months in which we recognize at least $13.1 million in earnings before taxes, excluding amortization of intangible assets associated with future acquisitions; (iii) an additional 62,500 shares vest on the day after any period of 12 rolling months in which we recognize at least $15.8 million in earnings before taxes, excluding amortization of intangible assets associated with future acquisition; and (iv) an additional 62,500 shares vest on the day after any period of 12 rolling months in which we recognize at least $18.4 million in earnings before taxes, excluding amortization of intangible assets associated with future acquisitions. Irrespective of the above terms and conditions, the options shall vest fully on the eighth anniversary of the grant date.

(4)	Granted on August 8, 2008 with a vesting start date of August 8, 2008.
(5)	Granted on October 15, 2004 with a vesting start date of September 8, 2004.
(6)	Granted on November 9, 2006 with a vesting start date of November 9, 2006.
(7)	Granted on August 22, 2007 with a vesting start date of August 22, 2007.
(8)	Granted on August 8, 2008 with a vesting start date of August 8, 2008.
(9)	Granted on October 28, 2008 with a vesting start date of October 28, 2008.
(10)	Granted on February 5, 2007 with a vesting start date of February 5, 2007.
(11)	Granted on July 26, 2007 with a vesting start date of July 26, 2007.
(12)	Granted on August 8, 2008 with a vesting start date of August 8, 2008.
(13)	Expired after Mr. O’Brien was terminated on January 16, 2009.

Employment Arrangements with Named Executive Officers

Change in Control Agreements. On March 26, 2009, we entered into Senior Executive Change in Control Agreements, or the Change in Control Agreements, with Yang Zhao and Patricia Niu. These agreements provide for the acceleration of vesting of stock options held by Dr. Zhao and Ms. Niu if, after a change in control, we terminate the executive’s employment without cause or the executive terminates his or her employment due to a breach by us (as each event is defined in the Change in Control Agreements). Once the acceleration provisions of the Change in Control Agreements are triggered, the vesting of each option held by the executive shall be accelerated such that a portion of such options equal to the portion that would otherwise have vested during the last year of the vesting schedule shall become exercisable immediately. This acceleration shall be applied after, and not in lieu of, any accelerated vesting that may be provided for under the terms of such option and any plan under which such option was granted and by any resolution of our board of directors or any committee thereof. However, to the extent that the total acceleration of vesting that each executive would receive exceeds a combined total of twenty-four (24) months then the provisions of these Change in Control Agreements shall not apply.

Separation Agreement with Patrick Chiumiento. On December 22, 2008, Patrick Chiumiento resigned as our Vice President of Marketing and Business Development. In connection with Mr. Chiumiento’s resignation, we entered into a Separation Agreement with him pursuant to which Mr. Chiumiento provided us with a release and customary confidentiality, non-solicitation and other covenants and in exchange received severance pay in an amount equal to three months’ base salary.

INFORMATION ABOUT COMMON STOCK OWNERSHIP AND PERFORMANCE

Stock Owned by Directors, Executive Officers and Greater-Than-5% Stockholders

The following table sets forth certain information with respect to beneficial ownership of our common stock, as of August 20, 2009, by:

•	each beneficial owner of 5% or more of the outstanding shares of our common stock;

•	each of our named executive officers;

•	each of our directors and nominees for election as director; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act and is based on 23,755,675 shares of our common stock outstanding as of August 20, 2009. Amounts under the heading “Right to Acquire” represent shares that may be acquired upon exercise of stock options that are currently exercisable or exercisable within 60 days of August 20, 2009. For purposes of calculating percentages in the table below, shares listed opposite the name of a person under the heading “Right to Acquire” are deemed outstanding and beneficially owned by such person, but are not deemed outstanding for computing the percentage ownership of any other person. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. Except as otherwise indicated, the address of each of the persons in this table is c/o MEMSIC, Inc., One Tech Drive, Andover, Massachusetts 01810.

	Beneficial Ownership
Name and Address of Beneficial Owner	Shares Outstanding		Right to Acquire	Total	% of Outstanding
5% Stockholders
Still River Fund II, LP(1) 1601 Trapelo Road Waltham, Massachusetts 02451	2,878,107		—	2,878,107	12.1%
Entities Affiliated with IDG-Accel China Growth Fund II L.P.(2) c/o IDG VC Management Ltd. Unit 1509, The Center 99 Queen’s Road Central Hong Kong, Hong Kong	2,798,336		—	2,798,336	11.8%
Entities Affiliated with InveStar Capital, Inc.(3) 333 W. San Carlos Street San Jose, California 95110	2,508,014		—	2,508,014	10.6%
Celtic House Venture Partners Fund IIA LP(4) 303 Terry Fox Drive, Suite 120 Ottawa, Ontario K2K3J1	2,315,455		—	2,315,455	9.7%
Entities Affiliated with Ameriprise Financial, Inc.(5) 1099 Ameriprise Financial Center Minneapolis, Minnesota 55474	1,423,212		—	1,423,212	6.0%

Named Executive Officers
Yang Zhao, Ph.D.(6)	1,545,750	(7)	173,125	1,718,875	7.2%
Patricia Niu	40,000		66,250	106,250	*
Shang Hsiao(8)	—		—	—	*
Patrick Chiumiento(8)	—		27,500	—	*
Gary O’Brien, Ph.D.(8)	—		13,750	—	*
Mark S. Laich	—		—	—	*

Non-Employee Directors
Roger W. Blethen(6)	—		79,000	79,000	*
Lawrence A. Kaufman, Ph.D.	—		—	—	*
Michael Tung	2,508,014	(3)	4,000	2,512,014	10.6%
David Yang	925,000	(9)	4,000	929,000	3.9%
Paul M. Zavracky, Ph.D.	18,000		97,000	115,000	*
All current directors and named executive officers as a group (8 persons)	5,036,764		423,375	5,460,139	23%

*	Less than 1.0%
(1)	Information based upon a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2008.
(2)

Information based upon an amendment to Schedule 13G filed with the Securities and Exchange Commission on February 6, 2009. Includes 2,365,182 shares of which the record owner is IDG-Accel China Growth Fund II L.P., 193,433 shares of which the record owner is IDG-Accel China Investors II L.P., 150,000 shares of which the record owner is IDG Technology Venture Investments, LP., 71,393 shares of which the record owner is IDG Technology Venture Investments, LLC, and 18,328 shares of which the record owner is IDG Technology Venture Investment III, L.P. Quan Zhou and Patrick J. McGovern are directors and executive officers of IDG-Accel China Growth Fund GP II Associates Ltd., which is the ultimate general partner of both IDG-Accel China Growth Fund II L.P. and IDG-Accel China Investors II L.P. Quan Zhou and Patrick J. McGovern are the managing members of IDG Technology Venture

Investment III, LLC, which is the general partner of IDG Technology Venture Investment III, L.P. Quan Zhou and Patrick J. McGovern are the managing members of IDG Technology Venture Investments, LLC, which is the general partner of IDG Technology Venture Investments, LP.

(3)

Includes 1,363,500 shares held by InveStar Semiconductor Development Fund, Inc., and 1,144,514 shares held by InveStar Semiconductor Development Fund, Inc. (II) LCD, together the “InveStar Funds.” InveStar Capital, Inc., a Cayman Islands limited liability company, acts as investment manager of InveStar Funds and exercises investment control over the shares held by such entities. In addition, Mr. Tung is the chief financial officer and managing partner of InveStar Capital, Inc. InveStar Capital, Inc. and Mr. Tung may be deemed to beneficially own the shares held by InveStar Funds and each disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein. TSMC International Investment Ltd. holds 97.08% interest in the InveStar Funds.

(4)	Information based upon a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2008 and a Form 4 filed on November 28, 2008.
(5)

Information based upon a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2009. Includes shares held by Seligman Spectrum Focus Fund. Ameriprise Financial, Inc., is the parent company of RiverSource Investments, LLC. RiverSource Investments, LLC. is an investment adviser to the Seligman Spectrum Focus Fund.

(6)	Nominee for re-election as a director.
(7)

Includes 300,000 shares of common stock held by Yang Zhao, as Trustee of the Yang Zhao Children’s Grantor Retained Annuity Trust, 750,000 shares of common stock held by Yang Zhao, as Trustee of the Yang Zhao Grantor Retained Annuity Trust FBO Naifeng Yang, and 205,000 shares of common stock given to Amy Chen.

(8)	Messrs. Hsiao, Chiumiento and O’Brien are no longer employed by us.
(9)

Includes 462,500 shares held by Asia Pacific Genesis Venture Capital Fund, L.P., 128,000 shares held by C&D Capital Corp., 113,500 shares held by Global Vision Venture Capital Co., Ltd., 62,500 shares held by Asia Pacific Century Venture Capital LTD, 47,500 shares held by China Power Venture Capital Co., Ltd., 26,500 shares held by Nien Hsing International (Bermuda) Ltd., 21,500 shares held by Asiagroup Worldwide Limited, 17,500 shares held by STAR Pacific Worldwide Limited, 16,500 shares held by A&D Capital Corp., 16,500 shares held by J&D Capital Corp., and 12,500 shares held by CAM-CID Asia Pacific Investment Corp. The CID Group and its affiliates have entered into investment management agreements to manage the investment direction of these entities’ funds. Steven Chang, managing partner of The CID Group, and Mr. Yang, a partner of The CID Group, share voting and dispositive power over shares held by these entities. Mr. Yang disclaims beneficial ownership in all shares except to the extent of his pecuniary interest therein, if any.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities, to file reports of ownership of, and transactions in, our securities with the Securities and Exchange Commission. These directors, executive officers and ten-percent stockholders are also required to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms received by us, and on written representations from certain reporting persons, we believe that during 2008 our directors, officers and ten-percent stockholders complied with all applicable Section 16(a) filing requirements.

INFORMATION ABOUT OUR AUDIT COMMITTEE AND OUR AUDITORS

Our Auditors

Ernst & Young LLP have been selected by the audit committee of the board of directors as the independent registered public accounting firm to audit our financial statements for the year ending December 31, 2009. Ernst & Young LLP also served as our auditors in 2008. We expect that representatives of Ernst & Young LLP will attend our annual meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Audit Committee Report

The primary role of our audit committee is to assist our board of directors in fulfilling its oversight responsibilities by reviewing the financial information proposed to be provided to stockholders and others, the adequacy of the system of internal control over financial reporting and disclosure controls and procedures established by management and the board, and the audit process and the independent auditors’ qualifications, independence and performance.

Management is responsible for establishing and maintaining the Company’s system of internal controls and for preparation of the Company’s financial statements. Our independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an audit of our consolidated financial statements in accordance with generally accepted auditing standards and issuing an opinion on the financial statements. The audit committee has met and held discussions with management and our independent auditors, and has also met separately with our independent auditors, without management present, to review the adequacy of our internal controls, financial reporting practices and audit process.

The audit committee has reviewed and discussed our audited consolidated financial statements for the year ended December 31, 2008 with management and the independent auditors. As part of this review, the audit committee discussed with Ernst & Young LLP the communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, “Communication with Audit Committees.”

The audit committee has received from Ernst & Young LLP a written statement describing all relationships between that firm and the Company that might bear on the auditors’ independence, consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence. The audit committee has discussed the written statement with the independent auditors, and has considered whether the independent auditors’ provision of any consultation and other non-audit services to the Company is compatible with maintaining the auditors’ independence.

Based on the above-mentioned reviews and discussions with management and the independent auditors, the audit committee recommended to the board of directors that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission.

The foregoing report is provided by the undersigned members of the audit committee.

Michael Tung, Chair
David Yang
Paul M. Zavracky

The foregoing audit committee report shall not be deemed to be soliciting material or filed or incorporated by reference into any filing under the Securities Act of 1933, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate it by reference into such filings.

Fees for Professional Services

The following is a summary of the fees for professional services rendered by Ernst & Young LLP for 2008 and 2007:

	Fees
Fee category	2008	2007
Audit fees	$540,000	$1,600,000
Audit-related fees	—	—
Tax fees	49,600	12,500
All other fees	—	—

Total fees	$589,600	$1,612,500

Audit fees. Audit fees represent fees for professional services performed by Ernst & Young LLP for the audit of our annual financial statements and the review of our quarterly financial statements, as well as services that are normally provided in connection with statutory and regulatory filings or engagements and related expenses.

Audit-related fees. Audit-related fees represent fees for assurance and related services performed by Ernst & Young LLP that are reasonably related to the performance of the audit or review of our financial statements, including consultation on accounting standards or accounting for specific transactions.

Tax fees. Tax fees represent fees for professional services performed by Ernst & Young LLP with respect to tax compliance, tax advice and tax planning and related expenses. These services include assistance with the preparation of federal, state, and foreign income tax returns.

All other fees. All other fees represent fees for products and services provided by Ernst & Young LLP, other than those disclosed above.

Pre-Approval Policies and Procedures

Our audit committee’s pre-approval policies or procedures do not allow our management to engage Ernst & Young LLP to provide audit, audit-related or non-audit related services without audit committee pre-approval. All of the services provided by Ernst & Young LLP during 2007 and 2008 were pre-approved.

Whistleblower Procedures

Our audit committee has adopted procedures for the treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential and anonymous submission by our directors, officers and employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. These procedures are set forth in our code of conduct. See “Proposal One—Election of Class II Directors—Code of Conduct and Code of Ethics.”

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures

Our policies and procedures for related party transactions are contained in our code of conduct and our audit committee charter.

Our code of conduct requires all of our employees, officers and directors to report to our chief executive officer any significant related-party transaction that he or she believes exits or might occur. These related-party transactions include those between our company and: (i) family members or friends of an employee, officer or director; (ii) an organization for which the employee, officer or director currently or has in the past five years served as an officer, director, trustee or partner; (iii) an organization in which the employee, officer or director has a financial interest, other than an investment of less than 1% of the outstanding shares of a publicly-held company; and (iv) any individual or organization with whom the employee, officer or director is negotiating, or with whom he or she has an arrangement, concerning prospective employment.

Our audit committee charter provides the committee with the responsibility to review, and the authority to approve or disapprove, any transaction between our company and any (i) of our directors or executive officers; (ii) nominee for election as a director; (iii) person known to our company to own more than 5% of any class of our voting securities; (iv) member of the immediate family of any such person, if such transaction is required to be disclosed under the related-party transactions rules of the SEC.

In addition to the compensation arrangements with directors and the executive officers described above, the following is a description of each transaction during fiscal year 2008 and each currently proposed transaction in which:

•	we have been or are to be a participant;

•	the amount involved exceeds $120,000; and

•

any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals, had or will have a direct or indirect material interest.

Relationship with InveStar Funds and Taiwan Semiconductor Manufacturing Company, Limited, or TSMC

InveStar Semiconductor Development Fund, Inc. and InveStar Semiconductor Development Fund, Inc. (II) LCD, together the “InveStar Funds,” hold in aggregate approximately 10.6% of our common stock on a fully diluted basis. TSMC, our largest third-party supplier, has historically supplied substantially all of our wafers required in our manufacturing process. In 2008, we purchased an aggregate of $2.2 million in wafers from TSMC. TSMC holds in the aggregate 97% interest in the Investar Funds and is authorized to appoint the board of directors of the InveStar Funds. InveStar Capital, Inc. is the fund manager and holds the remaining interest in the InveStar Funds. One of our directors, Michael Tung, is the managing partner and chief financial officer of InveStar Capital, Inc.

OTHER MATTERS

Other Business

Neither we nor our board of directors intends to propose any matters of business at the Annual Meeting other than those described in this proxy statement. Neither we nor our board know of any matters to be proposed by others at the Annual Meeting.

Solicitation of Proxies

We are soliciting the proxies in the enclosed form and paying the cost of the solicitation. In addition to the use of the mails, we may solicit proxies personally or by telephone or telegraph using the services of our directors, officers and regular employees at nominal cost. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for expenses incurred in sending proxy materials to beneficial owners of our common stock.

Stockholder Proposals

For a stockholder proposal to be considered for inclusion in our proxy statement for the annual meeting to be held in 2010, the proposal must be in writing and be received by our Corporate Secretary at our principal executive offices no later than June 28, 2010. If the date of next year’s annual meeting is more than 30 days before or after September 30, 2010, the deadline for inclusion of proposals in our proxy statement will instead be a reasonable time before we begin to print and mail our proxy materials. Stockholder proposals must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, and any other applicable rules established by the SEC. In addition, our bylaws establish an advance notice procedure with regard to including stockholder proposals to be brought before an annual meeting of stockholders. For a stockholder’s proposal to be brought before our 2010 annual meeting, the stockholder must give written notice to our Corporate Secretary at our principal executive offices not less than sixty (60) days and not more than ninety (90) days prior to the date set for the annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if the annual meeting of stockholders is to be held on a date prior to the second Wednesday in June, which in 2010 will be June 9, 2010, and if less than seventy (70) days’ notice or prior public disclosure of the date of the annual meeting is given or made, notice by the stockholder to be timely must be so received by the close of business on the tenth (10th) day following the earlier of the date on which notice of the date of the annual meeting was mailed or the day on which public disclosure was made of the date of the annual meeting. Our bylaws also specify requirements as to the form and content of a stockholder’s notice.

Nomination of Director Candidates

Any proposals to nominate candidates for election to our board of directors must be in writing and include the nominee’s name and qualifications for board membership and should be directed to our Corporate Secretary at our principal executive offices. To be timely, a stockholder’s notice must be received by our Corporate Secretary within the time specified in our bylaws for stockholder proposals, described above. The notice must contain all information relating to the proposed nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or pursuant to any other then existing statute, rule or regulation applicable thereto (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and must also include information concerning the identity of, and shares of our stock held of record and beneficially by, both the record stockholder giving the notice and the beneficial owner of our stock, if other than the record holder giving notice, on whose behalf the nomination is made.

Where You Can Find Additional Information

We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these proxy materials and any other documents we have filed at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. Our SEC filings are also available to the public at the SEC’s website at http://www.sec.gov.

ANNUAL MEETING OF STOCKHOLDERS OF

MEMSIC, INC.

September 30, 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Meeting, proxy statement and proxy card are available at http://investor.memsic.com/annualmeeting.cfm

Please sign, date and mail your proxy card in the

envelope provided as soon as possible.

ê  Please detach along perforated line and mail in the envelope provided. ê

¢

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE

DIRECTOR NOMINEES, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

					FOR	AGAINST	ABSTAIN
Proposal 1. To elect each of the following persons for a three-year term as a Class II director:				Proposal 2. To approve the amendment to the Company’s Certificate of Incorporation.	☐	☐	☐
NOMINEES:
☐ FOR ALL NOMINEES	m	Yang Zhao, Ph.D.		Proposal 3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2009.	☐	☐	☐
	m	Roger W. Blethen
☐ WITHHOLD AUTHORITY
FOR ALL NOMINEES
☐ FOR ALL EXCEPT
(See instructions below)

INSTRUCTIONS:	To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
¢			¢

MEMSIC, INC.

One Tech Drive, Suite 325

Andover, Massachusetts 01810

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Yang Zhao, Ph.D., Roger W. Blethen and Robert L. Birnbaum as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of MEMSIC, Inc. held of record by the undersigned on August 20, 2009, at the Special Meeting in Lieu of Annual Meeting of Stockholders to be held at the offices of Foley Hoag LLP, Bay Colony Corporate Center, 1000 Winter Street, Suite 4000, Waltham, Massachusetts 02451, on September 30, 2009, at 10:00 a.m. local time, or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)